EXHIBIT 10.2

      Portions  of  this  document  have  been  redacted  pursuant  to a
        Request  for Confidential  Treatment.  Redacted  portions  are indicated  with the  notation "*****"

                        BIOPROCESSING SERVICES AGREEMENT

This bioprocessing services agreement dated this 15th day of July, 2002 (this "Agreement") between BioMarin Pharmaceutical Inc., a Delaware corporation ("Sponsor") having its principal place of business at 371 Bel Marin Keys Blvd,
Suite 210, Novato, California 94949 and Diosynth RTP Inc., a Delaware corporation ("Diosynth"), having its principal place of business at 6051 George Watts Hill Drive, P. O. Box 13865, Research Triangle Park, NC 27709-3865, (each a "Party", collectively, "the Parties").

Witnesseth

WHEREAS, Sponsor desires Diosynth to perform services in accordance with the terms of this Agreement and the Scope (as hereinafter defined) related to the production of the material known as Neutralase (the "Product") and Diosynth desires to perform such services.

WHEREAS, Sponsor and Diosynth executed a Letter Agreement on May 15, 2002 ("Letter Agreement") that provided for certain activities relating to the joint development of the Scope, as defined below.

NOW, THEREFORE, in consideration of the above statements and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto agree as follows:


Section 1.
Scope of Work
     a)   A  detailed  scope of work  document  ("Scope")  is  attached  to this
          Agreement   as  Appendix  1.   Diosynth   will  perform  the  services
          ("Program") for Sponsor in accordance with the Scope.

     b) Sponsor acknowledges that Diosynth has consulted with Sponsor in designing the Program design in a manner consistent with current U.S. and E.U. regulatory guidelines. Notwithstanding the foregoing, Diosynth does not warrant that the Program and/or the Program results will satisfy the requirements of any regulatory agencies at the time of submission of Program results to such agencies. Sponsor shall have responsibility for determining regulatory strategy and for all regulatory decisions except for those matters that Diosynth, in its sole discretion deem contrary to regulatory requirements.

     c)   Diosynth's   performance   of  the  Program  is  based  on   technical
          information provided by or for the Sponsor and contingent upon the accuracy of the assumptions and other information set forth in the Scope. This information will be translated into development and/or manufacturing documents (development plans, batch records, specifications, etc.). cGMP documentation will be reviewed and approved by the Sponsor as promptly as practicable. Diosynth makes no warranties that the execution of the Scope according to Diosynth's procedures will result in any specific quantity or quality of Product.

Section 2.
Program Performance
     a) Diosynth shall use its best efforts to provide facilities, supplies, and staff necessary to complete the Program, as it may be modified as provided herein, and in accordance with the terms of this Agreement. In the event of any conflict between the Agreement and the Scope, the terms of this Agreement shall control.
     b) Diosynth and BioMarin agree to comply with the requirements of the mutually agreed upon Quality Agreement. Failure to comply with the Quality Agreement by either or both Parties will be managed through the provisions for dispute resolution specified both in the Agreement and in the Quality Agreement.
     c) Diosynth will appoint a program manager (the "Program Manager") to be responsible for the management of the Program by Diosynth. The Program Manager will coordinate performance of the Program with a representative designated by Sponsor (the "Sponsor Representative"), which representative shall have responsibility relating to performance of the Program on behalf of Sponsor. Unless otherwise agreed in the Scope, all communications between Diosynth and the Sponsor regarding the conduct of the Program pursuant to the Scope shall be addressed to or routed through the Program Manager and Sponsor Representative, directly. Both parties may substitute their Program Manager or Sponsor Representative, as applicable, during the course of the Program.
     d) Subject to the validity of the Program Assumptions, as defined below, vial break for the first ***** fermentation shall occur no later than *****. In the event such vial break is delayed and fails to occur by such time and such delay is not attributable to an invalid Program Assumption or other act or omission of Sponsor, Sponsor's obligation to make the payments as set forth in Section 6 related to the ***** fermentations shall be correspondingly delayed. Such delayed payment obligation shall be the sole and exclusive remedy for and impact of the delay described in this section 2(d).
     e) Any commitment in the Letter Agreement to the payment of a reservation fee by Sponsor or reservation of capacity by Diosynth relating to production campaigns in excess of what is set forth in the Scope is hereby null and void and of no further force or effect.

Section 3.
Program Materials
     Sponsor will provide Diosynth with documentation and other such data, items or information necessary to perform the Program as specified in the Scope, (the "Sponsor Deliverables"), and funding sufficient to obtain disposable lab supplies, disposable containers, product-contact materials or surfaces, filters, resins, test kits, raw materials or other process consumables necessary to perform the Program ("Process Consumables"), as well as all documentation and such other data as may be necessary to apprise Diosynth of the: stability of the Product, cell line, reference standard, shipping requirements or other Sponsor Deliverables, process characteristics, proper storage, manufacturing and safety requirements. Sponsor will also provide Diosynth with all necessary information to effect the reliable transfer of the process from the Sponsor or a third party, as applicable, to Diosynth.

Section 4.
Compliance with Government Regulations
     a) Diosynth will perform the Program in accordance with the best of its understanding the then-current state of the U.S. Food and Drug Administration's (FDA) current Good Manufacturing Practice, 21CFR, Sections 210-211 (cGMP) and ICH Guidance for Industry, QC7A Good Manufacturing Practices for Active Pharmaceutical Ingredients, August 2001 when applicable. Subject to paragraph b) of this Section 4, Diosynth will also comply in all material respects with all applicable U.S. and European government regulatory requirements concerning cGMP applicable to the Program.

     b) Should such regulatory requirements change, Diosynth will use reasonable efforts to satisfy the new requirements. In the event that compliance with such new regulatory requirements necessitates a change in the Scope, Diosynth will submit to Sponsor a Change Order, as herein after defined, in accordance with Section 7 of this Agreement.

     c) Subject to section 1(c), in the event of a conflict in government regulations, Sponsor will designate, in writing, which regulations shall be followed by Diosynth in its performance of the Program.


Section 5.
Facility Visits
     a) Sponsor reserves the right to have a person in Diosynth's facilities during normal business hours and with prior written notice to observe the manufacturing process provided such visits are in accordance with the "Guidelines for Sponsor Visits" attached as Appendix 3 and provided such access does not compromise cGMP compliance or safety in the facility. Diosynth will assist Sponsor in scheduling such visits, which will be in compliance with Diosynth's requirement to protect confidentiality of other clients.

     b) Diosynth reserves the right to refuse visits, audits or inspection by third parties in the event that the third party is a competitor of Diosynth and/or in the event that Diosynth's obligations of confidentiality or business may be compromised by such third party involvement.

Section 6.
Compensation

     a) The budget for the Program is set forth in Appendix 2 (the "Budget") and payment shall be remitted to Diosynth pursuant to this Section 6. The Budget is subject to the Assumptions as defined herein.

     b) Sponsor shall be invoiced and pay *****. Diosynth shall invoice Sponsor ***** in the amounts indicated in the payment schedule below and Sponsor shall satisfy such invoices in accordance with this
          Section 6.

     c) ***** Diosynth shall invoice and Sponsor shall satisfy such invoices in accordance with this Section 6 on the dates indicated below.

     d) Sponsor has paid an initial payment of ***** under the Letter Agreement. This amount shall be applied to the payment due upon completion the ***** fermentation.

     e) In addition to the amounts set forth in the payment schedule below, Process Consumables purchased for the Program will be invoiced separately as such costs are incurred by Diosynth. Sponsor agrees to pay Diosynth's actual cost for the Process Consumables purchased for the Program *****. Resins and ***** and additional items agreed to by the Parties will not be subject to *****.

     f) Diosynth shall purchase the following item(s) in order to execute the Program ("Capital Equipment"):

                Mutually Agreed to Freezers for Released and Quarantined API

          Diosynth shall rent the following item(s) in order to execute the Program ("Rented Equipment"):

                                    *****

          Diosynth shall invoice Sponsor and Sponsor shall pay all amounts reasonably incurred by Diosynth relating to the procurement, installation and validation of these items at the time that such costs are incurred. At the time the Rented Equipment is no longer necessary for the performance of the Program, Diosynth shall return the equipment to its owner. At the time the Capital Equipment is no longer necessary for the performance of the Program, Diosynth shall so notify Sponsor and allow Sponsor reasonable opportunity (not to exceed thirty (30) days from notice) to arrange, at Sponsor's sole expense, for the removal of the Capital Equipment from Diosynth's facilities. If Sponsor makes no such arrangements within a reasonable time after notice, title to the Capital Equipment shall transfer to Diosynth without further consideration.

     g) Payments are due thirty (30) days from the date of the invoice. Late payments are subject to an interest charge of one and one-half percent (1 1/2%) per month. Any payments that are greater than ninety (90)days past due constitute a material breach of this Agreement. Invoices will include a summary of activities completed during the invoice period, including; labor effort, activities completed and an indication of billable materials purchased.

     h) Diosynth has allocated resources to the Program that may be difficult or impractical to reallocate to other programs in the event of a delay. In recognition of this, Sponsor agrees to pay the amounts set forth in and in accordance with the payment schedule regardless of any delay in the Program related to invalid Assumptions or decisions made during the course of the Program to perform process development or other activities not expressly provided for in the Scope. In such event, amounts due under the payment schedule shall not apply to completion of any components of the Program that are delayed. Sponsor and Diosynth shall negotiate a Change Order for compensation for the delayed and/or additional activities that may be necessary.

     i) Diosynth shall invoice Sponsor and Sponsor shall pay for any import duties actually incurred by Diosynth in executing the Program ***** during the term of Program as currently reflected in the Scope.


                                PAYMENT SCHEDULE

                                      *****

Section 7.
Change Orders
     a) The total budget for the Program specified in Appendix 2, the individual budget components and the estimated durations specified in the Scope are subject to a number of general and Program specific assumptions as well as the accuracy, timeliness and completeness of Sponsor's Deliverables. The assumptions relate to the Program design and objectives, manpower requirements, timing, capital expenditure requirements, if any, and other matters relating to the completion of the Program as set forth in the Scope (the "Program Assumptions"). Diosynth also assumes that the Sponsor will cooperate and perform its obligations under the Agreement and Scope in a timely manner, that no event outside the control of Diosynth will occur, including, without limitation, the events described in Section 18, (Force Majeure) and that there are no changes to any applicable laws, rules or regulations which affect the Program (the foregoing assumptions together with the Program Assumptions, collectively, the "Assumptions"). In the event that any of the Assumptions require modification or the Program objectives cannot be achieved based on the Assumptions (each being a "Modification") then the Scope may be amended as provided in paragraph
          b) of this Section 7.

     b) In the event a Modification is identified by the Sponsor or by Diosynth, the identifying Party shall notify the other Party as soon as is reasonably possible. Diosynth shall provide Sponsor with a change order containing an estimate of the required Modifications to the estimated Program budget and estimated duration as specified in the Scope ("Change Order") within ten (10) business days of receiving such notice. Sponsor shall use best efforts to respond in writing to such Change Order within five (5) business days of receiving such Change Order. If Sponsor does not approve such Change Order and has not terminated the Program but wants the Program to be modified to take into account the Modification, then Sponsor and Diosynth shall use best efforts to agree on a Change Order that is mutually acceptable. If practicable, Diosynth shall continue work on the Program during any such negotiations, but shall not commence work with respect to the Change Order unless authorized in writing. If a Modification identified by Sponsor results in a Change Order that is not agreeable to both parties forty-five (45) days after issuance of the relevant Change Order and after good faith negotiations, this Agreement shall be deemed terminated by Sponsor pursuant to Section 21 hereof.

Section 8.
Confidential Information/Legal Proceedings
     a) Diosynth will not disclose, without Sponsor's written permission, any information pertaining to the Program unless such disclosure: (i) is to an affiliate of Diosynth that is under a similar obligation to keep such information confidential; (ii) is or becomes publicly available through no fault of Diosynth; (iii) is disclosed by a third Party entitled to disclose it; (iv) is already known to Diosynth as shown by its prior written records; or, (v) is required by any law, rule, regulation, order decision, decree, subpoena or other legal process to be disclosed. If such disclosure is requested by legal process, Diosynth will make all reasonable efforts to notify Sponsor of this request promptly prior to any disclosure to permit Sponsor to oppose such disclosure by appropriate legal action. Diosynth shall use reasonable precautions to protect the confidentiality of such information comparable to precautions taken to protect its own proprietary information.

     b) Sponsor will not disclose, without Diosynth's written permission, any information pertaining to Diosynth's performance of the Program unless such disclosure: (i) is to an affiliate of Sponsor that is under a similar obligation to keep such information confidential; (ii) is or becomes publicly available through no fault of Sponsor; (iii) is disclosed by a third Party entitled to disclose it; (iv) is already known to Sponsor as shown by its prior written records; or, (v) is required by any law, rule, regulation, order decision, decree, subpoena or other legal process to be disclosed. If such disclosure is requested by legal process, Sponsor will make all reasonable efforts to notify Diosynth of this request promptly prior to any disclosure to permit Diosynth to oppose such disclosure by appropriate legal action. Sponsor shall use reasonable precautions to protect the confidentiality of such information comparable to precautions taken to protect its own proprietary information.

     c) If Diosynth shall be obliged to provide testimony or records regarding any Sponsor Program in any legal or administrative proceeding, then Sponsor shall reimburse Diosynth its out-of-pocket costs therefore plus an hourly fee for its employees or representatives equal to the internal fully burdened costs to Diosynth of such employee or representative.

Section 9.
Work Product
     a) All work outputs (e.g. reports) will be prepared using Diosynth's standard format(s) unless otherwise specified in the Scope.

     b) Sponsor will be supplied with copies of reports and completed cGMP documentation generated as a result of the Program. All such written materials will be archived by Diosynth for a period of five (5) years following completion of the Program unless otherwise defined by the Program or required by applicable U.S. laws or regulations. Five years after completion of the Program, all of the aforementioned written materials will be sent to the Sponsor and a return fee will be charged. The Sponsor may elect to have the materials retained in the Diosynth archives for an additional period of time at additional cost to Sponsor. If the Sponsor chooses to have Diosynth dispose of the written materials, a disposal fee will be charged. Diosynth will continue to retain such written materials as required by regulations and as may be required by law, pertaining to such activities as well as for archival purposes.

     c) Diosynth will continue to retain Product samples as required by regulations and as may be required by law as well as for archival purposes.


Section 10.
Inventions and Patents
     a) At Sponsor's request, Diosynth will assign to Sponsor any patentable Product improvement invention discovered by Diosynth employees exclusively as a result of performing the Program under this Agreement (a "Product Invention"); provided Sponsor requests such assignment, in writing, within one year of notification of such Product Invention; provided, further that Diosynth shall retain all rights to any and all inventions and know-how relating to manufacturing methods and processes discovered in connection with the Program and any pre-existing know-how ("Process Inventions"). If Sponsor requests and at Sponsor's expense, Diosynth will execute any and all applications, assignments or other instruments and give testimony which shall be necessary to apply for and obtain Letters of Patent of the US or of any foreign country with respect to the Product Invention and Sponsor shall compensate Diosynth for the time devoted to such activities and reimburse it for expenses incurred.

     b) For Process Inventions, Diosynth will grant to Sponsor a royalty-free, perpetual, world-wide, non-exclusive license under terms mutually agreed to by the Parties solely for the field of use required for Sponsor to commercialize the Product developed or produced under this Agreement. If Diosynth requests and at Diosynth's expense, Sponsor will execute any and all applications, assignments or other instruments and give testimony which shall be necessary to apply for and obtain Letters of Patent of the US or of any foreign country with respect to the Process Invention and Diosynth shall compensate Sponsor for the time devoted to such activities and reimburse it for expenses incurred.

     c) Diosynth reserves the right to use data during the course of the Program to support applications, assignments or other instruments necessary to apply for and obtain Letters of Patent of the U.S. or any foreign country with respect to Process Inventions so long as no information which Diosynth is required to keep confidential under this Agreement is disclosed in any such application, assignment, or other instrument. Diosynth shall notify Sponsor 90 days in advance of intent to file such application, assignment or other instrument.

Section 11.
Independent Contractor
Diosynth shall perform the Program as an independent contractor of Sponsor and shall have complete and exclusive control over its facilities, equipment, employees and agents. The provisions of this Agreement shall not be construed to establish any form of partnership, agency or other joint venture of any kind between Diosynth and Sponsor, nor to constitute either party as the agent, employee or legal representative of the other. All persons furnished by either party to accomplish the intent of this Agreement shall be considered solely as the furnishing party's employees or agents and the furnishing party shall be solely responsible for compliance with all laws, rules and regulations involving, but not limited to, employment of labor, hours of labor, working conditions, workers' compensation, payment of wages, and withholding and payment of applicable taxes, including, but not limited to income taxes, unemployment taxes, and social security taxes.

Section 12.
Insurance
Diosynth shall secure and maintain in full force and effect throughout the performance of the Program policies of insurance for (a) workmen's compensation,
(b) general liability, (c) automobile liability, and (d) professional liability having policy limits, deductibles and other terms appropriate to the conduct of Diosynth's business in Diosynth's sole and exclusive judgment.

Section 13.
Shipping
Diosynth shall package for shipment and ship Product, samples or other materials at Sponsor's expense and in accordance with Sponsor's full written and reasonable instructions with Sponsor bearing all packaging, shipping and insurance charges. Freight terms shall be Ex Works according to INCO terms 2000. Delivery of Product, samples or other materials by Diosynth shall be deemed to have taken place upon delivery to carrier at Diosynth's facility and risk of loss shall transfer to Sponsor on transfer to carrier at Diosynth's facilities. Diosynth shall retain representative samples of Product for record keeping, testing and regulatory purposes.

Section 14.
Default
     a) If Diosynth is in default of its material obligations under this Agreement, then Sponsor shall promptly notify Diosynth in writing of any such default. Diosynth shall have a period of forty-five (45) days from the date of receipt of such notice within which to cure such default; provided that if such default renders the Program invalid, then Diosynth, shall, at its option, either: (i) repeat the Program at its cost within a time period mutually agreed to by it and Sponsor; or, (ii) refund the contract price paid by Sponsor. If Diosynth shall fail to cure such default within the specified cure period or commence the repetition of any portion(s) of the Program constituting the basis for the default, as the case may be, then this Agreement shall, at Sponsor's option, immediately terminate. In the event of such termination, Sponsor's sole monetary remedy shall be, in the case where such default has not rendered the Program invalid, a reduction in the total contract price for the Program in an amount equal to the difference between: (i) the total contract price for the Program; and,
          (ii) the value of the work properly performed, and, in the case where such default does render the Program invalid, a refund of the contract price; provided however that except as provided in paragraph c) of this Section 14, under no circumstance shall Diosynth be liable to Sponsor in an amount that, in aggregate exceeds, the total contract price paid for the Program. In the event of a termination due to a breach of this Agreement by Diosynth, Diosynth shall deliver such documentation and records relating to the Program as Sponsor may reasonably request.

     b) If Sponsor is in default of its material obligations under this Agreement, Diosynth shall promptly notify Sponsor in writing of any such default. Sponsor shall have a period of forty-five (45) days from the date of receipt of such notice within which to cure such default; provided that if Sponsor fails to cure such breach within the specified cure period, this Agreement shall, at Diosynth's option, immediately terminate.

     c) Not withstanding anything herein to the contrary, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE ENTITLED TO INCIDENTAL, INDIRECT, CONSEQUENTIAL OR SPECIAL DAMAGES ARISING IN CONNECTION WITH THE DEFAULT OR BREACH OF ANY OBLIGATION OF THE OTHER PARTY UNDER THIS AGREEMENT, THE SCOPE OR ANY DOCUMENTS OR APPENDICES RELATED THERETO. EXCEPT FOR EACH PARTY'S INDEMNIFICATION OBLIGATIONS FOR THIRD-PARTY CLAIMS SET FORTH IN SECTION 16, OR ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, EACH PARTY'S MAXIMUM LIABILITY FOR DAMAGES IN CONNECTION WITH A CLAIM UNDER THIS AGREEMENT, REGARDLESS OF THE CAUSE OF ACTION, WILL NOT EXCEED THE FEES PAID AND DUE HEREUNDER.

     d) EXCEPT AS EXPRESSLY STATED HEREIN, NEITHER PARTY PROVIDES TO THE OTHER PARTY HERETO ANY WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE MATERIALS AND SERVICES PROVIDED HEREUNDER, AND ALL SUCH MATERIALS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Section 15.
Dispute Resolution
     a) In the event any dispute shall arise between the Sponsor and Diosynth with respect to any of the terms and conditions of this Agreement or the Program; then senior executives of the Sponsor and Diosynth shall meet as promptly as practicable after notice of such dispute to resolve in good faith such dispute.

     b) If the Sponsor and Diosynth are unable to satisfactorily resolve the dispute, then such dispute shall be referred to mediation in accordance with the American Arbitration Association. If mediation fails to resolve the dispute, then such dispute shall be finally settled by an arbitrator in accordance with this Section 15. The arbitration will be held in or around Wake County, North Carolina, and except as noted below, shall be conducted in accordance with the rules of the American Arbitration Association by two arbitrators appointed, one by each Party. If the arbitrators appointed cannot agree on the resolution of the dispute within sixty (60) days after the dispute is submitted to them, they shall thereupon appoint a third arbitrator, and if they fail to agree upon a third arbitrator within thirty (30) days after a deadlock is declared by either arbitrator, a third arbitrator will be appointed by the American Arbitration Association upon the request of either arbitrator. The arbitrators shall have no authority to award consequential, punitive or exemplary damages or to vary from or ignore the terms of this Agreement and shall be bound by controlling law. Finally, the Parties may seek judicial intervention for emergency relief, such as restraining orders and injunctions and other equitable remedies where appropriate.

          Any decision by the third arbitrator and either one of the other arbitrators shall be binding upon the Parties and may be entered as final judgment in any court having jurisdiction. The cost of any arbitration proceeding shall be borne by the Parties as the arbitrators shall determine if the Parties have not otherwise agreed. The arbitrators shall render their final decision in writing to the Parties.

Section 16.
Indemnification
     a) Diosynth shall indemnify Sponsor and its affiliates and their respective officers, directors and employees from any loss, cost, damage or expense (a "Loss") from any lawsuit, action, claim, demand, assessment or proceeding (a "Claim") for (i) personal injury to Program participants or personal injury to any employee of Sponsor or property damage arising or occurring during the conduct of the Program as a result of Diosynth's negligence, gross negligence or intentional misconduct or inaction or (ii) the negligence, gross negligence or intentional misconduct or inaction of Diosynth in the performance of its obligations under this Agreement or Scope related to the Program; provided that if such Loss or Claim arises in whole or in part from Sponsor's negligence, gross negligence or intentional misconduct or inaction, then the amount of the Loss that Diosynth shall indemnify Sponsor for pursuant to this Section 16 shall be reduced by an amount in proportion to the percentage of Sponsor's responsibilities for such Loss determined by a court of competent jurisdiction in a final and non-appealable decision or in a binding settlement between the Parties.

     b) Sponsor shall indemnify Diosynth and its affiliates and their respective officers, directors, employees and agents (the "Diosynth Group") from any Claim or Loss arising from or related to: (i) personal injury to a participant in the Program or personal injury to any employee of the Diosynth Group directly or indirectly caused by the Sponsor Deliverables, Process Consumables, Materials, Product, intermediates or the Program; (ii) Diosynth's proper performance of or involvement with the raw material, the Product or the Program or its obligations under this Agreement or the Scope related thereto; (iii) the Agreement, the Program or any aspect thereof set forth in the Scope or the Program violates any applicable law, rule, regulation or ordinance; (iv) the harmful or otherwise unsafe effect of the raw materials or Product, including, without limitation, a Claim based upon Sponsor or any other person's use, consumption, sale, distribution or marketing of any substance, including the raw material, Materials or the Product; (v) the negligence, gross negligence or intentional misconduct or inaction of Sponsor in the performance of its obligations under this Agreement or Scope related to the Program; (vi) the infringement or alleged infringement of the Scope or the Program or the Product on the intellectual property rights of a third party; or, (vii) the Sponsor's violation, non-compliance or non-performance of any of the terms of this Agreement; provided that if such Loss or Claim (other than a Loss or Claim described in clause (iv) hereof) arises in whole or in part from Diosynth's negligence, gross negligence or intentional misconduct or inaction, then the amount of such Loss that Sponsor shall indemnify the Diosynth Group for pursuant to this Section 16 shall be reduced by an amount in proportion to the percentage of Diosynth's responsibilities for such Loss as determined by a court of competent jurisdiction in a final and non-appealable decision or in a binding settlement between the Parties. Sponsor shall not indemnify the Diosynth Group from any Loss from any claim described in clause (iv) hereof arising solely from the willful misconduct or inaction of Diosynth.

     c) Upon receipt of notice of any Claim which may give rise to a right of indemnity from the other Party hereto, the Party seeking indemnification (the "Indemnified Party") shall give written notice thereof to the other Party, (the "Indemnifying Party") with a Claim for indemnity ("Indemnity Claim"). Such Claim for indemnity shall indicate the nature of the Claim and the basis therefore. Promptly after a claim is made for which the Indemnified Party seeks indemnity, the Indemnified Party shall permit the Indemnifying Party, at its option and expense, to assume the complete defense of such Claim, provided that (i) the Indemnified Party will have the right to participate in the defense of any such Claim at its own cost and expense, (ii) the Indemnifying Party will conduct the defense of any such Claim with due regard for the business interests and potential related liabilities of the Indemnified Party and (iii) the Indemnifying Party will, prior to making any settlement, consult with the Indemnified Party as to the terms of such settlement. The Indemnified Party shall have the right, at its election, to release and hold harmless the Indemnifying Party from its obligations hereunder with respect to such Claim and assume the complete defense of the same in return for payment by the Indemnifying Party to the Indemnified Party of the amount of the Indemnifying Party's settlement offer. The Indemnifying Party will not, in defense of any such Claim, except with the consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement which does not include an unconditional term thereof, the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect thereof. After notice to the Indemnified Party of the Indemnifying Party's election to assume the defense of such Claim, the Indemnifying Party shall be liable to the Indemnified Party for such legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof at the request of the Indemnifying Party. As to those Claims with respect to which the Indemnifying Party does not elect to assume control of the defense, the Indemnified Party will afford the Indemnifying Party an opportunity to participate in such defense at the Indemnifying Party's own cost and expense, and will not settle or otherwise dispose of any of the same without the consent of the Indemnifying Party.

Section 17.
Representation and Warranty/Limitation of Warranty
Sponsor hereby represents and warrants to Diosynth that it has legal title and/or a valid license to the cell line, raw material, expression systems, process patents and the Product and that Diosynth's performance of the Program will not violate or infringe on the patents, trademarks, tradenames, servicemarks or copyrights of any other party.


Section 18.
Force Majeure
Either Party shall be excused from performing its respective obligations under this Agreement if its performance is delayed or prevented by any event beyond such Party's reasonable control, including, but not limited to, acts of God, fire, explosion, weather, disease, war, insurrection, civil strife, riots, government action, or power failure, provided that such performance shall be excused only to the extent of and during such disability. Any time specified for completion of performance in the Scope falling due during or subsequent to the occurrence of any or such events shall be automatically extended for a period of time to recover from such disability. Diosynth will promptly notify Sponsor if, by reason of any of the events referred to herein, Diosynth is unable to meet any such time for performance specified in the Scope. If any part of the Program is invalid as a result of such disability, Diosynth will, upon written request from Sponsor, but at Sponsor's sole cost and expense, repeat that part of the Program affected by the disability.

Section 19.
Allocation of Resources
If delays in the agreed commencement or performance of the Program occur because of the Sponsor's request or inability to supply Diosynth with agreed Sponsor Deliverables or any information required to begin or perform the Program within thirty (30) days of such agreed time, Diosynth may reallocate resources being held for performance of the Program without incurring liability to Sponsor. Such reallocation of shall not be the exclusive impact of a Sponsor delay.


Section 20.
Use of Names
Neither Party shall use the name of the other Party or the names of the employees of the other Party in any advertising or sales promotional material or in any publication without prior written permission of such Party.


Section 21.
Termination or Failure to Order by Sponsor

     a) Sponsor may at any time terminate this Agreement prior to completion of the Program by giving forty-five (45) days written notice to Diosynth. In such event or any other event outside of Diosynth's control that causes the Program to be ceased or significantly delayed, Diosynth shall use commercially reasonable efforts to reduce cost to Sponsor associated with the termination, and Sponsor shall pay Diosynth upon receipt of Diosynth's invoice all of its costs incurred or irrevocably obligated, plus, as liquidated damages and not as a penalty, a cancellation fee in immediately available funds equal to the uninvoiced portion of the total budget as set forth in Appendix 2 as of the effective date of the termination and including all then-current Change Orders and amendments associated with the Agreement, reduced by those amounts described in the second sentence of this paragraph a).

     b) The termination of this Agreement for any reason shall not relieve either Party of its obligation to the other for obligations in respect of: (i) confidentiality of information; (ii) consents for advertising purposes and publications; (iii) indemnification; (iv) inventions and patents; and, (v) compensation for services performed.

Section 22.
Assignment
This Agreement shall not be assigned in whole or in part by either Party without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. Any attempt to assign this Agreement without such consent shall be void and of no effect. The terms of this Agreement shall inure to the benefit of successors and assigns.


Section 23.
Notice
All notices to be given as required in this Agreement shall be in writing and shall be delivered personally, sent by telecopies, or mailed either by a reputable overnight carrier or first class mail, postage prepaid to the parties at the addresses set forth above or such other addresses as the Parties may designate in writing. Such notice shall be effective on the date sent, if delivered personally or sent by telecopier, the date after delivery if sent by overnight carrier and on the date received if mailed first class.


Section 24.
Choice of Law
This Agreement shall be construed and enforced in accordance with the laws of the State of North Carolina except for its rules regarding conflict of laws.


Section 25.
Waiver/Severability
No waiver of any provision of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or be construed as a further or continuing waiver of any such provision, or of any other provision or condition of this Agreement. If any provisions hereof shall be determined to be invalid or unenforceable, the validity and effect of the other provisions of this Agreement shall not be affected thereby.


Section 26.
Nonsolicitation
So long as this Agreement is in effect, and for twelve (12) months following termination of the Agreement, for any reason, neither Sponsor nor Diosynth nor any of their employees or agents shall, directly or indirectly, solicit, hire, or attempt to solicit or hire, any employees of the other, unless otherwise approved by the other Party.

Section 27.
Entire Agreement;  Modification/Counterparts
     a) This instrument including the attached Appendices sets forth the entire Agreement between the Parties hereto with respect to the performance of the Program by Diosynth for Sponsor and as such, supersedes all prior and contemporaneous negotiations, agreements, representations, understandings, and commitments with respect thereto and shall take precedence over all terms, conditions and provisions on any purchase order form or form of order acknowledgment or other document purporting to address the same subject matter. This Agreement shall not be waived, released, discharged, changed or modified in any manner except by an instrument signed by the duly authorized officers of each of the Parties hereto, which instrument shall make specific reference to this Agreement and shall express the plan or intention to modify same. This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     b) This Agreement becomes effective and binding on both Parties on and as of the last date that the Parties hereto have executed this Agreement. Should terms contained herein be at variance with the terms and conditions specified in Sponsor's written acceptance, then the terms and conditions contained herein take precedence.

[Sponsor]                                         Diosynth RTP Inc.

By:    /s/ Emil Kakkis                         By:   /s/ R. Salsmans
       -------------------                           --------------------------

Name:  Emil Kakkis                             Name: R. Salmans
       -------------------                           --------------------------

Title: Sr. Vice President                     Title: President & CEO
       -------------------                           --------------------------

Date:  July 15, 2002                           Date: July 16, 2002
       -------------------                           --------------------------

By:    /s/ John Jost                             By: /s/ Charles T. White, Ph.D.
       -------------------                           --------------------------

Name:  John Jost                               Name: Charles T. White, Ph.D.
       -------------------                           --------------------------

Title: V.P., Manufacturing                    Title: Sr. V.P., Commercial Dev.
       -------------------                           --------------------------

Date:  July 15, 2002                           Date: July 16, 2002
       -------------------                           --------------------------

                                APPENDIX ONE
                               (SCOPE OF WORK)

Portions of this document have been redacted pursuant to a Request for Confidential Treatment. Redacted portions are indicated with the notation "*****"

--------------------------------------------------------------------------------
          Scope for Process Transfer, Scale-up and Manufacturing
                     of Neutralase Drug Substance








              PREPARED FOR:   BioMarin Pharmaceuticals, Inc.,

                              371 Bel Marin Keys Blvd., Suite 210

                              Novato, CA 94949



              PREPARED BY:    Diosynth RTP, Inc. (Diosynth)

                              6051 George Watts Hill Drive

                              Research Triangle Park, NC 27709



              DATE SUBMITTED: 07-11-2002

                                Table of Contents




1.0     EXECUTIVE SUMMARY..................................................... 3

1.1       Scope Overview...................................................... 3

1.2       Manufacturing Strategy.............................................. 3

1.3       Timeline............................................................ 3


2.0     PROGRAM DEFINITIONS................................................... 4


3.0     ABBREVIATIONS......................................................... 5


4.0     PROGRAM OBJECTIVES.................................................... 6


5.0     PROGRAM ASSUMPTIONS................................................... 7


6.0     DELIVERABLES FROM SPONSOR TO DIOSYNTH................................. 9


7.0     PROGRAM MANAGEMENT....................................................10


8.0     TECHNOLOGY TRANSFER & SCALE-UP........................................11

8.1       Fermentation  Process Transfer and Scale up to *****................11

8.2       Downstream Purification Process Transfer and Scale up to *****......11

8.3       Analytical Methods Transfer.........................................12


9.0     MANUFACTURING PRE-PRODUCTION..........................................14


10.0    cGMP MANUFACTURING....................................................16


11.0    QUALITY ASSURANCE AND QUALITY CONTROL.................................17


12.0    REGULATORY SUPPORT....................................................18

1.0  EXECUTIVE SUMMARY

1.1      Scope Overview

BioMarin Pharmaceutical, Inc. (Sponsor) has contracted with Diosynth RTP Inc. (Diosynth) to perform tasks related to process transfer, scale-up and cGMP manufacturing of NeutralaseTM (Product). Sponsor has completed Phase II clinical trials and initiated Phase III trials with Neutralase manufactured by a third party. Key to the objectives and assumptions made in this Scope are the significant process modifications being made and/or evaluated by Sponsor ***** prior to Diosynth's performance of this Scope as well as the requirement for scale-up of the process by Diosynth following these modifications. In addition, Sponsor has clearly stated its desire to assume responsibility for all process development activities and outcomes and wishes to contract with Diosynth only for execution of process scale-up and subsequent manufacturing runs*****, Diosynth is responsible only for the execution of the defined activities and not for the results thereof.

NeutralaseTM is an injectable Heparinase I intended for use in reversing anti-coagulation induced by heparin and other heparin-like anti-coagulants. ***** This Scope assumes that the recombinant line will be used for the manufacture of bulk Product. *****

The short lead time requested by Sponsor for Product delivery in addition to the availability of capacity in the manufacturing schedule at Diosynth have resulted in Diosynth's development of a dual site manufacturing strategy (described in detail below) that is designed to be in manufacture for Product within Sponsor's desired timeframe. This dual site strategy provides for fermentation and initial recovery at Diosynth RTP's site with completion of downstream processing at Diosynth B.V.'s Oss Site. By transferring the downstream process to the Oss facility for the current campaign, the cost of technology transfer for a subsequent scale up for future commercial supply can be reduced for the Sponsor.

1.2      Manufacturing Strategy

Sponsor will transfer the existing ***** Product manufacturing process to Diosynth. Diosynth will scale-up and run the process ***** and subsequently scale-up to ***** under process direction from Sponsor. Diosynth will perform fermentation, recovery and partial purification processes at its manufacturing site in North Carolina (RTP). The product of these activities will be shipped to the Diosynth facility in Oss, the Netherlands, for completion of downstream processing and bulk fill. Limited in process and limited lot release testing will be performed at the respective sites of manufacture to assess cGMP compliance, with Sponsor performing the final testing and lot release.

Diosynth's strategy for process transfer, scale up and manufacturing includes:

o    Review of the existing process development and manufacturing documentation.

o Perform two fermentation runs ***** followed by two purification runs intended to demonstrate the Sponsor's process at an intermediate scale to support stepwise scale-up of the process.

o Draft technology transfer and engineering documentation, obtain and release raw materials and develop control programs for bioreactor operation, according to Sponsor's direction.

o    Perform two manufacturing runs ***** according to cGMP.

1.3      Timeline

The activities listed in this Scope are anticipated to take ***** to complete. Appendix 1 provides a Gantt chart for the timeline of anticipated activities and duration based on the Program Assumptions listed in section 5.0.

2.0  PROGRAM DEFINITIONS

The definitions listed below are terms used in this Scope.


Sponsor: BioMarin Pharmaceuticals, Inc., 371 Bel Marin Keys Blvd., Novato, CA 94949

Diosynth:                 Diosynth RTP Inc. with place of business at Research
                          Triangle Park, NC 27709, U.S. and Diosynth B.V. with place of business at PO Box 20, 5340 BH Oss,
                          The Netherlands.

Active Pharmaceutical     Any substance or mixture of substances intended to be
Ingedient (API) (or       used in the manufacture of a drug (medicinal) product
Drug Substance)           and that, when used in the production of a drug,
                          becomes an active ingredient of the drug product. Such substances are intended to furnish pharmacological activity or other direct effect in the diagnosis, cure, mitigation, treatment, or prevention of disease or to affect the structure and function of the body.

cGMP:                     Current Good Manufacturing Practice as described in:
                          Guidance for Industry Q7A Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients, and 21 Code of Federal Regulations, Parts 210 and 211, and EC Guidance for Pharmaceutical Manufactures and Distributors.

Change Order:             An order for a contractual change to the scope of the
                          Program. For example a Change Order can be generated for: Program Assumptions requiring modification, the Program Objectives cannot be achieved based on the Program Assumptions or the Sponsor wishes to add or delete activities to or from the Program.

Drug Product:             The dosage form in the final immediate packaging
                          intended for clinical use.

Process Consumables:      Media, resins, raw materials, filters, membranes,
                          disposable analytical test kits, disposable bags and other items consumed and pre-approved subcontracted analytical testing performed during the production and testing of Drug Substance. Custom resins and other extraordinary supplies, are not included in this definition.

Product:                  Heparinase I *****

Program:                  The services to be performed by Diosynth.

Program Assumptions:      Assumptions relating to the Program design,
                          objectives, process assumptions, manpower requirements, timing, capital expenditure requirements, if any, and other matters relating to the completion of the Program as set forth in the Scope.

Scope: A component of the Agreement that specifies the Program design, information desired, estimated duration of the Program and all other matters pertinent to the completion of the Program. The Scope is prepared through discussions with the Sponsor and Diosynth and mutually approved before being included in the Agreement.

SPI *****, the process intermediate resulting after the *****, and which will be shipped from Diosynth RTP to Diosynth B.V. for final purification.

Sponsor Deliverables:     Materials or information coming from the Sponsor or
                          one of its agents that are required for the execution of the Program. The Sponsor Deliverables will include delivery dates in order to support the Program
                          Assumptions.

3.0      ABBREVIATIONS

API               Active Pharmaceutical Ingredient

C of A            Certificate of Analysis

CMC               Chemistry, Manufacturing and Controls

DSP               Downstream Processing

FDA               Food and Drug Administration

FOB               Freight on Board

HSE               Health Safety and Environment

ICH               International Committee on Harmonization

IPC               In Process Control

LIMS              Laboratory Information Management System

MCB               Master Cell Bank

NDA               New Drug Application

PBS               Production Beheers (Management) System

QA                Quality Assurance

QC                Quality Control

SOP               Standard Operating Procedure

SPI               *****

STM               Standard Test Method

USP               United States Pharmacopoeia

WCB               Working Cell Bank

4.0      PROGRAM OBJECTIVES



The overall objective of the Program is to transfer and scale-up the Sponsor's existing ***** process ***** and subsequently ***** for Product manufacturing. Sponsor has requested that Diosynth perform the following activities to support their requirements:


1. Transfer in all process documentation related to the Manufacture of the Product, as defined in section 6.0 (Deliverables from Sponsor to Diosynth) in this scope.

2. Visit Sponsor operations to view process and train on analytical techniques for the Product.

3. Establish an operational plan to support stepwise process scale-up from ***** and from *****.

4. Generate process transfer and draft documentation to support ***** manufacturing campaign.

5. Perform the processing and IPC testing for ***** runs to support stepwise scale-up of the process, including packaging and shipping ***** purified process intermediate from Diosynth RTP to Diosynth B.V. for subsequent purification.

6.       Evaluate the performance of the ***** runs.

7. Adjust process documentation following the ***** activities to account for experience and current process knowledge prior to the ***** runs.

8. Procure, test and disposition Process Consumables, to support process transfer, scale-up and cGMP manufacturing at *****.

9. Perform two cGMP production runs ***** according to operational parameters established with Sponsor during the ***** operations.

10.      Perform all activities in accordance with the Quality Agreement.

11.      Assemble data and CMC documentation for work performed at Diosynth.

5.0  PROGRAM ASSUMPTIONS


The Program Assumptions listed below provide the framework on which the Scope is based. If the Program Assumptions change or prove to be invalid, the Program activities, price and duration are subject to revision. In addition, in such case Sponsor shall pay to Diosynth the amounts set forth in the Agreement as if the Program Assumptions were valid and the activities described in the Scope have been performed as intended in the approximate time frame set forth herein. Such payment will not be credited towards Scope activities performed at a later date if the change or invalidity of any Program Assumption results in a delay.

1. The existing manufacturing process will transfer and perform ***** without additional process development, as represented by the Sponsor. No process development activities are necessary.

2. Diosynth personnel will be able to observe the ***** process that will be transferred to Diosynth at Sponsor's facility.

3. Current Diosynth raw material item numbers will be used where possible to support manufacturing activities. Sponsor will provide detailed full testing requirements for all critical raw materials. Raw Material testing and release requirements will be in accordance with a Bill of Material associated testing requirements to be provided as a Sponsor Deliverable described in section 6.0. Testing for raw material will be according to compendial (USP and EP) methods.

4. Fermentation productivity range will be approximately ***** and subsequently redefined after ***** manufacturing. If productivity is outside of this range, Sponsor will provide Diosynth with instruction on how to proceed with further processing operations.

5. Two ***** runs will be performed. Under the Quality Agreement, the Product will be analyzed against pre-defined specifications. Sponsor agrees to pay Diosynth the amounts set forth in the Agreement, irrespective of the disposition of the lots.

6. Sponsor will deliver a robust scaleable feed control strategy for the fermentation process transfer and scale up on or before the effective date of the Agreement.

7. Sponsor is responsible for characterization of product or process-related impurities.

8. The action/alert levels and/or specifications for bulk API, process intermediates and manufacturing process will be communicated to Diosynth within 30 days of the effective date of the Agreement.

9. Diosynth will perform analytical testing only as specified in this Scope and in accordance with the Quality Agreement.

10. Diosynth will prepare all documentation, including SOPs, batch records, item specifications, etc., required to execute the Program in accordance with the Quality Agreement.

11. Sponsor will procure and ship all chromatography resins to Diosynth. Sponsor will perform any applicable functional testing requirements prior to shipment of chromatography resins to Diosynth. Diosynth will only perform identity testing on resins.

12. Sponsor will provide to Diosynth data and specifications that demonstrate that SPI can be packaged and shipped from Diosynth RTP to Diosynth B.V. without adversely affecting its properties. The shipment of SPI will be in accordance with Sponsor specifications and FOB terms.

13. Diosynth B.V. will ship bulk Drug Substance to Sponsor or a third party vendor for fill/finish. Diosynth will perform bioburden, LAL and identity testing, and prepare the bulk Drug Substance for shipment according to Sponsor's instructions.

14. All analytical methods required to be performed by Diosynth have been fully developed and appropriately qualified by Sponsor for API and process intermediates produced from recombinant cell line prior to transfer within 30 days of the effective date of the Agreement. No assay development is necessary.

15. Purchase and/ or rental of capital equipment will be approved by and billed to the Sponsor. No dedicated equipment will be required for this campaign. Should dedicated equipment be required, the requisite activities and budget will require revision.

16. Sponsor will generate and provide all required stability data for SPI (up to 90 day stability) and API.

17. All assays will be qualified by Sponsor before transfer of the manufacturing process to Diosynth begins. All assays will be transferred and qualified by Diosynth prior to the start of ***** manufacturing.

18. Sponsor will provide all deliverables set forth in Section 6.0 on or before the effective date of the Agreement.

6.0  DELIVERABLES FROM SPONSOR TO DIOSYNTH

Sponsor will provide the following items on or before the date specified, if no date is specified, the delivery date is within 30 days of the effective date of the Agreement. Any delay in providing these items/information will result in delays to the Program timeline and additional cost to Sponsor.

1. Vials from the Master Cell Bank (MCB) or Working Cell Bank (WCB) and cell line test results: The cell bank must be certified to have passed testing for *****. Results from a certified laboratory must be provided by Sponsor and approved prior to receipt of vials at Diosynth.

2. Product reference standard and associated C of A (Effective Date of Agreement).

3. All necessary documentation related to the production of the Product, including the following:

         A.       Development reports for ***** process with new cell line

         B. Process documentation and reports from previous large scale manufacturing campaign

         C.       Assay transfer protocols in format as agreed with Diosynth

         D.       Standard Operating Procedures for all analytical methods

         E. Development and Qualification/Validation reports for all analytical methods to be transferred to Diosynth as performed at Sponsor

         F.       Copies of production batch records for Sponsor's ***** process

         G. Development reports for all phases of the Sponsor's process development

         H.       Procedures for shipping of bulk API and SPI

         I.       Specifications for  API formulation

         J.       Specifications for the modified manufacturing process

4. Process Consumables Bill of Materials, and associated requirements, to describe raw material quantities, specifications and applicable testing methods and specifications.

5.       Item Specifications for raw materials, SPI and Drug Substance.

6.       Cleaning Validation reports.

7.       SPI and Drug Substance stability reports.

8.       Column and filter use reports.

7.0  PROGRAM MANAGEMENT

7.1.1    Objective:

Provide overall management of the Program according to the Scope of Work and contractual terms.

7.1.2    Activities:

Diosynth will provide a Program Manager and Program team with representation from both Diosynth sites to execute the activities described in this Scope. The selected personnel will represent activities to be completed at respective Diosynth RTP and Diosynth B.V. sites.

7.1.2.1  The Diosynth Program Managers will:

o Serve as the primary contact for the Program and manage communications with Sponsor and all internal Diosynth Program Team members.

o Proactively work with Sponsor to determine what additional manufacturing activities may be required to support future clinical plans and/or regulatory submissions.

o    Manage Program activities defined in the Scope.

o Manage Program performance against financial objectives and ensure pre-approval of all Change Orders by the Sponsor.

o Proactively work with Sponsor to identify any issues affecting completion of the scope as defined. Confer with Sponsor to determine and agree upon a suitable course of action.

7.1.2.2  Joint Steering Committee will:

o Consist of senior management from Diosynth RTP, Diosynth B.V. and Sponsor. The membership will be determined jointly between Diosynth and Sponsor upon contract agreement.

o Meet as needed to evaluate Project progress and provide guidance for activities moving forward. The Diosynth Program Managers will provide the committee with regular updates on progress, and/or significant issues as they arise.

o Provide feedback upon review of manufacturing results. The steering committee will act on information in an expeditious manner.

8.0      TECHNOLOGY TRANSFER & SCALE-UP

Objective:

Diosynth's objective for the technology transfer is to enable an efficient scale-up of the Sponsor's ***** process to *****. This will be accomplished by transferring all pertinent process documentation from the Sponsor and through close ongoing communication with the Sponsor's process development personnel.


8.1      Fermentation Process Transfer and Scale up to *****

8.1.1    Activities:

1. Develop a plan to scale-up Sponsor's ***** fermentation process to the *****, with the intent of subsequent scaling to the *****.

2. Perform a single ***** fermentation based on the process documentation provided by the Sponsor. Operating ranges identified by Sponsor at the ***** will be used. This run will be completed in Diosynth's Small Scale manufacturing area using draft batch records based on Sponsor's direction.

3. Perform IPC testing to support the production run as defined in the Quality Agreement.

4. Evaluate the performance of the fermentation process and review critical process issues with Sponsor.

5. Perform a second ***** fermentation based on Sponsor process documentation and experience from the first ***** fermentation run.

6. Evaluate fermentation performance in accordance with previously established criteria. Establish fermentation process performance criteria for further process scale up to the *****.

7. In conjunction with the Joint Steering Committee and Program team, adjust process manufacturing instructions for scale-up to the *****.



8.2      Downstream Purification Process Transfer and Scale up to *****

8.2.1    Recovery and ***** Transfer Activities Performed at Diosynth RTP:

1. Develop a plan to scale-up Sponsor's ***** recovery and ***** to the *****, with the intent of subsequent scaling to *****.

2. Perform Product recovery and ***** operations on material produced in one ***** fermentation based on the process documentation provided by the Sponsor. Operating ranges will be based on data from Sponsor's ***** runs. This scale run will be completed in Diosynth's ***** manufacturing area using draft batch records.

3. Perform IPC testing to support the scale-up run, as defined in the Quality Agreement.

4. Aliquot SPI into Sponsor-selected storage containers and ship SPI in accordance with Sponsor specifications to Diosynth B.V. for further processing.

5. Evaluate the performance of the recovery and ***** process and review critical process issues with Sponsor.

6. Perform a second ***** recovery and ***** based on Sponsor process documentation and experience from the first ***** run.

7. Aliquot SPI into Sponsor-selected storage containers and ship SPI in accordance with Sponsor specifications to Diosynth B.V. for further processing.

8. Evaluate recovery and ***** performance in accordance with previously established criteria. Establish recovery and ***** process performance criteria for further process scale up to the *****.

9. In conjunction with the Joint Steering Committee and Program team, adjust process manufacturing instructions for scale-up to the *****.

8.2.2    Purification Transfer Activities Performed at Diosynth B.V.

1. Develop a plan to scale-up Sponsor's ***** purification process to the ***** with the intent of subsequent scaling to *****.

2. Receive and release SPI as a process from Diosynth RTP in accordance with the Quality Agreement.

3. Perform one final purification and bulk fill processing steps on SPI produced at Diosynth RTP at the ***** scale. Bulk API will be aseptically filled in Sponsor selected storage containers. Sampling for testing (Release, Stability and/or For information Only) will be performed based on a sampling plan that has been mutually agreed to between Diosynth and the Sponsor.

4. Evaluate the performance of the purification process and review critical process issues with Sponsor.

5. Perform a second ***** scale purification based on Sponsor process documentation and experience from the first ***** run.

6. Evaluate purification performance in accordance with previously established criteria. Establish purification process performance criteria for further process scale up to the *****.

7. In conjunction with the Joint Steering Committee and Program team, adjust process manufacturing instructions for scale-up to the *****.

8.2.3    Deliverables:

o Technical reports for fermentation, recovery and purification transfer and scale-up activities for the *****.

o Non-cGMP Bulk Drug Substance from the ***** manufacturing. Product produced at the ***** will not be suitable for clinical studies.

8.2.4    Estimated Duration:

These activities are estimated to require ***** for completion.

8.3      Analytical Methods Transfer

8.3.1    Objective:

The objective of the analytical component of the work described in this Scope is to transfer Sponsor's IPC assays into Diosynth's analytical laboratories at RTP and Oss. The transferred assays will be used to test process intermediates and bulk Drug Substance and support the fermentation, recovery and purification process transfer activities.

8.3.2    Activities Performed at Diosynth RTP and Diosynth B.V.:

The assay transfer activities for this Program will be run in parallel between the Sponsor's analytical labs and Diosynth's analytical groups at RTP and Oss. Sponsor will transfer the following qualified and/or validated assays for use as IPC methods:

1.       *****

2.       *****

3.       *****

4.       *****

5.       *****

6.       *****

7.       *****

8.       *****

9.       *****

For each of these assay methods, Sponsor and Diosynth will agree on the contents of an assay transfer protocol. The protocol will specify the criteria used to measure successful transfer of the assay to Diosynth. Diosynth will execute the protocol and provide the sponsor with the resultant data and summary report to be approved by Sponsor. If the criteria are met, the assay will have been successfully transferred and Diosynth will be considered qualified to perform the specified testing. When the assay has been transferred, Diosynth will prepare the appropriate written procedures.

8.3.3 Deliverables:

o        Technical report of analytical transfer activities

o        Qualification Reports for each assay transferred

8.3.4 Estimated Duration:

These activities will be performed concurrently with technology transfer and are estimated to continue for *****.

9.0      MANUFACTURING PRE-PRODUCTION

9.1.1    Objectives:

o Prepare and modify as necessary documentation for the cGMP manufacturing of bulk Drug Substance.

o Procure, test and disposition Process Consumables to be used in the cGMP manufacture at ***** according to established item specifications.

9.1.2    Activities Performed at Diosynth RTP:

9.1.2.1  Documentation for cGMP manufacturing

1. Following completion of ***** runs, perform process adjustments and modify batch records and associated equipment and process documentation prior to proceeding with ***** cGMP manufacturing.

2. Generate and approve appropriate engineering documentation to support the processing activities to this Product. This includes applicable automation control programming and documentation to support each process unit operation. A plan will be established for confirming the ***** and operational strategy selected by the Sponsor for the *****.

3. Write and approve specifications necessary for the manufacture of bulk Drug Substance. Existing Diosynth item specifications will be used where applicable. Where Diosynth item specifications are not available, Diosynth will prepare new item specifications.

4. Finalize analytical method STMs for use in testing process intermediates and bulk Drug Substance.

5. Establish internal procedures based on Sponsor specifications for shipping SPI from Diosynth RTP to Diosynth B.V.and of API to third party fill/finish vendor. Shipping validation studies are not included in this Scope.

6. Write protocols for all non-dedicated equipment and perform the appropriate studies required for change over cleaning verification of Diosynth ***** process equipment.

9.1.2.2  Process Consumables Testing

1. Diosynth will procure, sample, test, and disposition Process Consumables in accordance with the raw material specifications provided by the Sponsor. Multi-compendial and full release testing will be completed in accordance with Diosynth procedures and as specified by the Sponsor Deliverables in Section 6.

2. Where appropriate, sufficient quantities of Process Consumables will be purchased to supply the entire campaign, plus a minimum backup supply for one additional ***** run. Where possible, a single lot of Process Consumables will be purchased to supply the entire manufacturing campaign.

3. Diosynth will perform sampling and submission of samples for testing to be performed by a third party vendor where necessary with prior approval by Sponsor. Where applicable, Diosynth will use
         Diosynth-qualified vendors for raw material testing.

Note: Shipping of Process Consumables and samples will be funded by Sponsor and performed per FOB terms.

9.1.3    Activities Performed at Diosynth B.V.

9.1.3.1  Documentation for cGMP manufacturing

1. Following fermentation at *****, perform necessary process adjustments and modify batch records and associated documentation prior to proceeding with cGMP manufacturing.

2. Write and approve specifications necessary for the manufacture of bulk Drug Substance. Existing Diosynth item specifications will be used where applicable with Sponsor review and approval. Where Diosynth item specifications are not available, Diosynth will prepare new item specifications with Sponsor approval.

3. Write protocols for all non-dedicated equipment and perform the appropriate studies required for change over cleaning verification of Diosynth ***** process equipment.

4. Finalize analytical method STM's for use in testing process intermediates and Drug Substance.

5. Prepare shipping specifications based on information received from Sponsor for delivery of Product to fill/finish facility. Shipping validation studies are not included in this Proposal.

6. Prepare the necessary logistics and process descriptions in Production Beheers (Management) System and Health Safety and Enviornment system.

7.       Prepare the necessary entries in LIMS.

8.       Apply for import notification as required.


9.1.3.2  Process Consumables Testing

1. Diosynth will procure, sample, test, and disposition Process Consumables in accordance with the raw material specifications provided by the Sponsor. Multi-compendial and full release testing will be completed in accordance with Diosynth procedures and as specified by the Sponsor Deliverables in Section 6.

2. Where appropriate, sufficient quantities of Process Consumables will be purchased to supply the entire campaign, plus a minimum backup supply for one additional ***** run. Where possible, a single lot of a Process Consumable will be purchased to supply the entire manufacturing campaign.

3. Diosynth will perform sampling and submission of samples for testing to be performed by a third party vendor where necessary with prior approval by Sponsor. Where applicable, Diosynth will use
         Diosynth-qualified vendors for raw material testing.

Note: Shipping of process consumables and samples will be funded by Sponsor and performed per FOB terms.

Deliverables:

o        Process Transfer Document and Process Flow Chart

o        cGMP master documentation necessary for manufacturing

o        Tested and dispositioned Process Consumables

9.1.4  Estimated Duration:

These activities are estimated to require ***** to complete.

10.0     cGMP MANUFACTURING

10.1.1   Objective:

Manufacture, at ***** two lots of bulk Drug Substance according to cGMP.

10.1.2   Activities Performed at Diosynth RTP:

1. Perform two cGMP fermentation manufacturing runs at the ***** . Each run will be processed through the ***** unit operation in the large scale manufacturing facility at Diosynth's RTP location.

2. Post ***** Product intermediate (SPI) will be packaged and shipped to Diosynth's Oss facility for completion of the downstream processing under Sponsor-defined conditions, in Sponsor-designated containers.

3.       Perform testing as defined by the Quality Agreement.

4. Release the SPI prior to shipping, according to procedures mutually agreed between the Sponsor and Diosynth.

5. Collect samples of unprocessed fermentation harvest for non-host contamination testing.


10.1.3   Activities Performed at Diosynth B.V.:

1. Perform two cGMP purification runs on SPI produced at Diosynth RTP at the *****.

2.       Perform IPC testing according to terms of the Quality Agreement.

3.       Test bulk Drug Substance according to terms of the Quality Agreement.

4. Using aseptic techniques under a laminar flow hood, perform bulk fill of the bulk Drug Substance and ship to Sponsor or Sponsor-selected fill-finish contractor, under Sponsor-defined conditions, in Sponsor-designated containers.

10.1.4   Deliverables:

o        API dispositioned in accordance with the Quality Agreement.

o Copies of all executed batch records or master process documentation, including results of in process testing, as described in the Quality Agreement.

o Manufacturing campaign report. Report will be according to Diosynth standard formats.

10.1.5   Estimated Duration:

The estimated duration of the manufacturing campaign will be *****.

11.0     QUALITY ASSURANCE AND QUALITY CONTROL

11.1.1   Objective:

Provide QA and QC support for cGMP manufacturing in accordance with the approved Quality Agreement.

11.1.2   Activities:

1. Provide oversight to ensure cGMP compliance during bulk Drug Substance manufacture.

2. Issue and maintain controlled documents such as item specifications and batch records.

3.       Perform QA review of completed production records.

4. Support internal and customer audits of documents and facility according to Sponsor Visit Guidelines.

5.       Review and approve investigations.

6. Qualify appropriate IPC and release methods in accordance with the Quality Agreement.

7. Prepare appropriate documentation for dispositioning of SPI and API in accordance with the Quality Agreement.


Note: Sponsor will be responsible for all assays involving the use of tissue, cell lines or animals.

11.1.3   Deliverables:

Documentation as specified in the Quality Agreement

12.0     REGULATORY SUPPORT

12.1.1   Objective:

o Support Sponsor's regulatory filing, by assembling data and CMC documentation from services performed at Diosynth.

o Ensure compliance with applicable regulations pertaining to drug and biologics manufacturing for human use as stated in regulatory documents. (Guidance for Industry Q7A Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients, and 21 Code of Federal Regulations, Parts 210 and 211 and EC Guidance for Pharmaceutical Manufactures and Distributors.)

12.1.2   Manufacturing Documentation:

Copies of executed batch records and/or documentation as specified in the Quality Agreement will be provided.

12.1.3   Regulatory Activities:

1. Provide manufacturing information and data to Sponsor for amendments to the CMC section of Sponsor's IND. Data and documents will be developed according to Sponsor determined format for IND amendment with the U.S. Food and Drug Administration.

12.1.4 Regulatory Activities that can be provided to Sponsor based on Time and Material Pricing

1. Respond to follow-up requests from Sponsor or FDA for additional CMC information and documents.

2. Host client and/or regulatory compliance audits as mutually agreed. Provide follow-up and completion of action items resulting from compliance audits.

3. Maintain a copy of final version of CMC and related updates/changes at Diosynth.


Note: Diosynth will only act in advisory capacity with regard to regulatory strategy. Sponsor will be solely responsible for determining the regulatory strategy. Diosynth is available to attend meetings with relevant regulatory agencies, as reasonably requested, along with the Sponsor.

Note: This scope does not include regulatory support for licensure of the Product.

12.1.5   Deliverables:

Copies of data and documents for regulatory submission support.

12.1.6   Estimated Duration:

For  duration of  contracted  manufacturing  program,  which is  estimated to be
*****.

                                 APPENDIX TWO
                   (ESTIMATED BUDGETand/or payment schedule)


                    PROGRAM BUDGET FOR BIOMARIN'S NEUTRALASE


----------------------------------------------------------------- -----------------------------------------------------
                        PROGRAM ACTIVITY                                           [ESTIMATED BUDGET]
----------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------- -----------------------------------------------------
I.     Program Management                                                                *****
----------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------- -----------------------------------------------------
II.      Technology Transfer                                                             *****

o        Fermentation Process Transfer
o        Downstream Process Transfer
o        Analytical Method Transfer
o        Analytical Support for Process Transfer
----------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------- -----------------------------------------------------
III.    Scale-up/Engineering and Pre-production Activities                               *****

o        cGMP Documentation: Batch Records, Formulation
         Records, Item Specifications, STMs, etc.

o        Procurement and Testing of Raw Materials/Process
         Consumables (does not include purchase price for Raw Materials/Process Consumables)

o        Process Engineering:

         o        DCS configuration

         o        Utility and equipment configuration
         o        Process Flow Diagrams
----------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------- -----------------------------------------------------
IV.    Manufacturing, Quality Assurance, & reduced                                       *****
       Quality Control testing by Diosynth:

o        *****
o        *****
o        IPC testing
o        Reduced QC testing of Drug Substance by Diosynth
o        Quality Assurance
----------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------- -----------------------------------------------------
V.     Regulatory Support                                                                *****
----------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------- -----------------------------------------------------
TOTAL  BUDGET***                                                                         *****
-----  ---------
----------------------------------------------------------------- -----------------------------------------------------


Note:
*Budget does not include Process Consumables which will be billed separately

                                 APPENDIX THREE
                            (Sponsor Visit Guidelines)

[OBJECT OMITTED]
                          Guidelines for Sponsor Visits

1.  Access to production areas:

During production runs, it may be possible to arrange Sponsor access to the manufacturing floor, if space allows. A Diosynth escort will be assigned and will accompany the Sponsor at all times while in controlled areas of the plant. During this time it is critical that the visitor:
     o Follows all GMP / access / gowning / safety procedures as directed by Diosynth personnel.
     o Does not touch or operate any equipment in the production area.
     o Does not direct manufacturing personnel. Suggestions or recommendations may be made to an area Manager or Director.
     o Does not remove any documentation or in-process data. Requests for documentation must be made in writing to an area Manager or Director. Any documentation provided in this fashion will be tracked by the area Director.
     o Makes all requests for additional immediate in-process sampling, in writing to the area Manager or Director with full justification, prior to sampling.
     o Does not enter areas where production is ongoing for another client.
     o Does not take any photos inside any Diosynth facility. Diosynth can provide digital photographs as appropriate.

Lack of adherence to these very basic guidelines will result in immediate loss of access to production areas.

2.  Audits:

Existing customers:
o Diosynth will support one (1) audit of up to two (2) days duration, during each twelve (12) month period of an active contract, to be billed on a time and materials basis or as specified in the contract.

o The audit may be performed by the Sponsor or by an external third party, with third party costs being at the sole expense of the client. A maximum of three (3) auditors / Sponsor participants will be allowed to take part in the actual audit, due to space limitations and dedicated Diosynth personnel availability.

o Dates for the audit must be arranged and agreed with Diosynth a minimum of one month prior to the audit. Diosynth reserves the right to make final approval of audit dates, based on availability of the facility and appropriate Diosynth personnel.

o Confidentiality agreements must be in place with all parties participating in the audit, prior to scheduling the audit.

o Three weeks before the audit occurs, a list of areas / topics to be covered in the audit will need to be received by Diosynth. This will allow Diosynth to ensure appropriate Diosynth personnel availability during the audit, while also ensuring minimal impact to programs in production for other clients.

o No access will be allowed into areas where production is underway for another client.

o Any audit observations being sent to Diosynth for review or response must be provided by the client, not directly from a third party auditor. Diosynth will formally respond to audit findings within forty-five (45) days.

o All audit observations are confidential, covered in the confidentiality agreement between Diosynth and the client, and may not be shared with any other party without express written permission. All third party auditors must also sign confidentiality agreements with Diosynth confirming adherence to this condition and may not share their findings beyond the Sponsor who contracts the audit, without express written permission from Diosynth.

o It may be possible to arrange additional audits during a given year, to be billed to the Sponsor on a time-and-materials basis. An estimate of this charge can be provided in advance and will be determined by the scope of the audit and the resources required to support it.

During audits:

All non-Diosynth personnel will be escorted at all times while in controlled areas of the plant, Process Development or Quality laboratories. During this time it is critical that the visitor:

     o Follows all GMP / access / gowning / safety procedures as directed by Diosynth personnel

     o Does not direct manufacturing personnel.

     o Does not touch or operate any equipment in the production or laboratory area.

     o Does not remove any documentation.

     o Does not enter areas where production is underway for other clients.

     o Does not take photos within any Diosynth facility. Diosynth can provide digital photographs as appropriate.